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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 5, 1999
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                               National TechTeam, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                        0-16284              38-2774613
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)



       835 Mason Street, Suite 200               Dearborn, MI        48124
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(Address of principal executive offices)        (City, State)       (Zip Code)




        Registrant's telephone number, including area code (313) 277-2277
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         (Former name of former address, if changed since last report.)


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ITEM 5.       OTHER EVENTS.

On May 5, 1999, the Company issued the press release attached as Exhibit 2.1 to this Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

2.1 Press release dated on May 5, 1999 "NATIONAL TECHTEAM, INC. ANNOUNCES APPOINTMENT OF PETER T. KROSS TO THE BOARD OF DIRECTORS"


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    NATIONAL TECHTEAM, INC.

  Dated: May 7, 1999                  By: /s/ M. Anthony Tam
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                                              M. Anthony Tam
                                              Vice President, Chief Financial
                                              Officer and Treasurer


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                               INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION
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   2.1                        Press release dated on May 5, 1999 "NATIONAL
                              TECHTEAM, INC. ANNOUNCES APPOINTMENT OF PETER T.
                              KROSS TO THE BOARD OF DIRECTORS"